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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934





            Date of Report (date of earliest event reported): July 12, 1996
                                                              -------------



                                MID-PENINSULA BANCORP
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



   California             2-99922              94-2952485
- -----------------      ------------        -------------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)        Identification No.)
incorporation)



420 Cowper Street, Palo Alto, California                 94301
- ----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)




 Registrant's telephone number, including area code: (415) 323-5150
                                                     --------------


                                         NONE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



The Exhibit Index is on Page 4.               Page 1 of 64 Pages

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Item 5.  OTHER EVENTS.

         The Registrant issued a press release dated June 6, 1996, announcing the signing of a definitive agreement for a merger of Cupertino National Bancorp, Cupertino, California, with and into Registrant and that Registrant will change its name to Greater Bay Bancorp concurrent with closing of the merger. Cupertino shareholders will receive .81522 of a share of Registrant's common stock for each share of Cupertino common stock in a tax-free exchange to be accounted for as a "pooling-of-interests", resulting in approximately 51% ownership by Registrant and approximately 49% ownership by Cupertino of the surviving corporation, Greater Bay Bancorp.

         In connection with the merger, the Registrant and Cupertino granted each other options to purchase up to 19% of the outstanding shares of each other's common stock under certain circumstances in the event the transaction is terminated. The merger is expected to be completed in the fourth quarter of 1996, subject to shareholder and regulatory approvals.

         The foregoing description is qualified by reference to the Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996 attached hereto as Exhibit 2.1 and press release dated June 6, 1996 attached hereto as Exhibit 99.1, each incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  EXHIBITS.

              2.1 Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996.

              99.1 Press Release dated June 6, 1996.


                                         -2-

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MID-PENINSULA BANCORP



Date:  July 12, 1996               By: /s/ Carol H. Rowland
                                       ----------------------
                                       Carol H. Rowland
                                       Chief Financial Officer


                                         -3-

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                                    EXHIBIT INDEX




                                                      Sequential
     Exhibit No.            Description               Page No.
     -----------            -----------               ----------

        2.1             Amended and Restated            5-61
                        Agreement and Plan of
                        Reorganization and
                        Merger dated June 26,
                        1996


       99.1             Press Release                   62-64
                        dated June 6, 1996


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